Significant Contingent Liabilities and Unrecognized Commitments	12 Months Ended
Dec. 31, 2023
Commitments And Contingencies [Abstract]
Significant Contingent Liabilities and Unrecognized Commitments
41.
SIGNIFICANT CONTINGENT LIABILITIES AND UNRECOGNIZED COMMITMENTS

Except for those disclosed in other notes, the Company’s significant commitments and contingent liabilities as of December 31, 2023 were as follows:

a.
Acquisitions of land and buildings of $49 million.
b.
Acquisitions of telecommunications-related inventory and equipment of $21,758 million.
c.
Unused letters of credit amounting to $10 million.
d.
A commitment to contribute $2,000 million to a Piping Fund administered by the Taipei City Government, of which $1,000 million was contributed by Chunghwa on August 15, 1996 (classified as other financial assets - noncurrent). If the fund is not sufficient, Chunghwa will contribute the remaining $1,000 million upon notification from the Taipei City Government.
e.
Chunghwa committed that when its ownership interest in NCB is greater than 25% and NCB encounters financial difficulty or the capital adequacy ratio of NCB cannot meet the related regulation requirements, Chunghwa will provide financial support to assist NCB in maintaining a healthy financial condition.
f.
Chunghwa signed a contract, the ST-2 Satellite Succession Plan, with Singapore Telecommunications Limited, for a total transaction price of EUR 177 million and SGD 51 million. As of December 31, 2023, Chunghwa had paid the amount of EUR 50 million (classified as prepayments - noncurrent).
g.
LED has signed the land presale contracts amounting to $4,244 million and has received $460 million in accordance with the contracts (classified as contract liabilities - current).